UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2022

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2022, Leslie Norwalk resigned, effective immediately, as a member of the board of the directors (the “Board”) of Centene Corporation (the “Company”). Consistent with Ms. Norwalk’s resignation letter, which is filed herewith as Exhibit 17.1, the Company believes that Ms. Norwalk resigned because of her disagreement with Board governance process and Board and committee leadership.

At the time of her resignation, Ms. Norwalk served on the Board’s Compliance Committee, Environmental and Social Responsibility Committee and Government and Regulatory Affairs Committee.

As part of its ongoing commitment to strengthening the Company’s corporate governance practices, since November 2021 the Company has implemented significant governance enhancements, including appointment of five new Board members, refreshment of Chairs of the Nominating and Governance, Audit, and Compensation Committees, separation of the roles of CEO and Chairman, the appointment of a new lead independent director, and the implementation of a mandatory Board retirement age. In addition, the entire Board is united in its support for the Company’s new CEO, Sarah London, and her highly experienced, effective leadership team, all of whom are focused on executing the Company’s value creation strategy.

The Company provided Ms. Norwalk with a copy of the disclosures contained in this Current Report no later than the date on which this Current Report is being filed with the Securities and Exchange Commission. The Company also provided Ms. Norwalk with the opportunity to furnish the Company with a letter stating whether she agrees or disagrees with the statements made in this Current Report and the respects in which she disagrees.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
17.1	Letter, dated April 11, 2022, Leslie Norwalk to the Board of Directors of Centene Corporation
99.1	Press release, dated April 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	April 15, 2022	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel